GOLD INVESTORS

11 Hanover Square, New York, NY 10005

1-888-503-FUND for Investment Information
1-888-503-VOICE for Shareholder Services

www.mutualfunds.net


August 12, 1998

Fellow Shareholders:

We are very pleased to submit this Annual Report to shareholders and to welcome the many new shareholders who have joined the Fund over the past twelve months to take advantage of recent lower gold prices. We are also delighted to announce that effective May 1, 1998, Thomas B. Winmill, Chief Executive Officer of the Fund and President of the Fund's Investment Manager, became the Fund's portfolio manager. Having served on the Investment Policy Committee since 1990, he will bring a strong depth of experience and discipline to help to Fund achieve its investment objective of long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

Review and Outlook

Gold demand in the markets monitored by the World Gold Council reached a record 2,935 tons in 1997, 9% above the level for 1996, and 500 tons in excess of physical supply during the year. Likewise, silver demand exceeded supply for the ninth straight year. Negative factors, however, persist for gold. In Asia, traditionally an important source of demand for bullion and jewelry, buying of both gold and silver has softened as local economic problems has forced bullion sales by investors seeking liquidity and their currency declines have made gold jewelry more expensive to purchase for manufacturing uses. The yen's recent decline against the U.S. dollar, in particular, has negatively impacted gold markets by raising the cost of gold in Japan, a major consuming country. The decline of the Canadian dollar and South African rand, however, may improve revenues and decrease costs of gold mining companies based in these countries because while their mining costs are denominated in the declining local currency, their sales of gold are denominated in increasingly valuable U.S. dollars. Additionally, continuing central banks sales of gold have further depressed the bullion markets. Reflecting this situation, the Fund's total return for its June 30 fiscal year was a negative 43.45% while the average precious metal fund fell 35.47%, as computed by Morningstar Inc.

Recently, however, some evidence may be seen of falling stock prices prompting increased investment demand for gold, hinting at a return to gold's global role as a refuge during times of financial market instability. As the dramatic shakeout across emerging Asia and Eastern Europe continues, the widespread collapse of these economies is sending shock waves through markets around the world, weakening prospects for global stability. Further, the U.S. economy is becoming increasingly dependent on foreign investment to finance the U.S. current-account deficit of about $200 billion this year, up from $155 billion in 1997.

Over the course of the year, the Fund's strategy has been to concentrate its investments in equity securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and gold bullion. Given the uncertainty in precious metals markets, the Fund also invested in securities of companies that own or develop natural resources and other basic commodities, in securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities. Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. The selected growth companies in which the Fund invested typically had earnings or tangible assets expected to grow faster than the rate of inflation over time. The Fund also selectively employed leverage and options and futures strategies in attempts to enhance returns.

Even though gold prices are near an 18 year low of $276.75, in view of the volatility of the precious metals markets, we recommend building your account over time on a regular basis, which can be done safely, automatically, and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan, and/or the Bull & Bear Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will be very pleased to help you get started.

If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee(R) Regular or Roth IRA or opening a discount brokerage account at Bull & Bear Securities, we would be pleased to hear from you. Just call toll-free 1-888-503-FUND (3863), and an Investor Service Center Representative will be glad to assist you, as always, with no obligation on your part.

Sincerely,

Robert D. Anderson                                   Thomas B. Winmill
Vice Chairman                                        President

MUTUAL FUNDS
* Bull & Bear  Dollar Reserves            A high quality money market fund
                                          investing in U.S. Government
                                          securities. Income is generally free
                                          from state income and intangible
                                          personal property taxes. Free,
                                          unlimited check writing with only a
                                          $250 minimum per check.
* Bull & Bear Gold Investors              Seeks long term capital appreciation
                                          in investments with the potential to
                                          provide a hedge against inflation and
                                          preserve the purchasing power of
                                          the dollar.
* Bull & Bear Special Equities Fund    Invests aggressively for maximum  capital
                                       appreciation.
* Bull & Bear U.S. and Overseas Fund   Invests worldwide for the highest
                                       possible total return.
Call toll-free  1-888-503-FUND  (1-888-503-3863)
for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest

CLOSED-END  INVESTMENT COMPANIES LISTED ON THE AMERICAN STOCK EXCHANGE

* Bull & Bear Global Income Fund     Investing for a high level of income from a
                                     global portfolio of primarily investment
                                     grade fixed income securities.
*Bull & Bear  Municipal  Income Fund      Investing for the highest possible
                                          income  exempt  from Federal  income
                                          tax that is consistent with
                                          preservation of principal.
* Bull & Bear U.S. Government Securities       Investing for a high level of
 Fund                                          current income, liquidity, and
                                               safety of principal.
DISCOUNT BROKERAGE SERVICES
* Bull & Bear Securities, Inc.
                                    Bull & Bear Securities is committed to
                                    providing investors with major commission savings, free investment ideas and services, free cash management services with no minimum for check writing, and American Airlines(R)AAdvantage(R)miles for many of your investing activities. And now you can take advantage of Bull & Bear Securities' web trading flat commission rate of $19.95 per trade at www.ebullbear.com on the first 1,000 shares, plus 2&cent; per share on each share over 1,000 shares, and earn 100 AAdvantage(R)miles every time you trade!

                              Call toll-free 1-800-BULL-BEAR (1-800-285-5232).

Total Return Performance. For periods ended 6/30/98, Bull & Bear Gold Investors' total return for one year was a negative 43.45%, average annual total return for the past five years was a negative 18.28%, and for the past ten years was a negative 7.83%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

BULL & BEAR GOLD INVESTORS LTD.
Schedule of Portfolio Investments - June 30, 1998


 Shares                                                            Market Value
        COMMON STOCKS AND WARRANTS (97.9%)
        North America (86.7%)
170,000 Alta Gold Co.*                                             $297,500
  1,380 Aluminum Company of America                                  90,994
 15,000 ASARCO Inc.                                                 333,750
100,000 Banro Resource Corp. Special Warrants*                      272,415
 10,000 Barrick Gold Corp.                                          191,875
 32,650 Cambior Inc.                                                191,819
  2,600 Continental Materials Corp.*                                 92,625
238,300 Cornucopia Resources Ltd. Units*                             12,983
 18,100 Dallas Gold and Silver Exchange, Inc.*                       42,987
111,000 Eaglecrest Explorations Ltd. Units*                          18,521
 15,000 Engelhard Corp.                                             303,750
 10,300 Euro-Nevada Mining Corp.                                    140,644
  5,100 Finlay Enterprises, Inc.*                                   123,037
 15,000 Freeport-McMoRan Copper & Gold, Inc.B                       213,750
 70,500 Golden Cycle Gold Corp.* (2)                                555,188
100,000 Kenrich Mining Corp. Units*                                  36,776
 12,000 LeaRonal Inc.                                               286,500
 10,400 Mail-Well, Inc.*                                            225,550
  2,900 Mine Safety Appliances Co.                                  217,500
  7,500 Mining Services International Corp.                          45,937
 10,000 Mueller Industries, Inc.*                                   371,250
  5,300 Navistar International Corp.*                               153,037
 10,000 Newmont Mining Corp.                                        236,250
 10,000 OroAmerica, Inc.*                                           112,500
333,333 Oxus Resources Corp. Units (1)*                             195,000
  5,000 Phelps Dodge Corp.                                          285,938
 25,000 The Pioneer Group, Inc.                                     657,813
  6,400 Reliance Steel & Aluminum Co.                               247,200

  6,000 Reynolds Metals Co.                                            335,625
100,000 Rio Narcea Gold Mines, Ltd.*                                   222,018
 13,600 RMI Titanium Co.*                                              309,400
 80,500 River Gold Mines Ltd.*                                         178,176
 12,000 Terex Corp.*                                                   342,000
 10,000 Technitrol, Inc.                                               399,375
  4,500 World Fuel Services Corp.                                       77,906
                                                                     7,817,589
        Australia (.4%)
400,000 Normandy Mining Ltd. Warrants*                                $ 34,052
        Ghana (3.9%)
 44,000 Ashanti Goldfields Co. Ltd.                                    357,500
        Mexico (4.4%)
125,000 Industrias Penoles S.A.                                        397,246
        South Africa (2.5%)
  6,800 Anglo American Corp. of South Africa Ltd. ADR                  223,975
        Total Common Stocks and Warrants (cost $10,705,140)          8,830,362
        PREFERRED STOCK (2.1%)
  5,100 Freeport-McMoRan Copper & Gold, Inc. Preferred Series C*        96,581
  5,400 Freeport-McMoRan Copper & Gold, Inc. Preferred Series D*        91,125
        Total Preferred Stock (cost: $196,195)                         187,706
      Total Investments (cost: $10,901,335) (100.0%)           $9,018,068

* Indicates non-income producing security.
         (1) Restricted security (note 4).
         (2) Affiliated company.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

ASSETS:


  Investments at market value
                   (cost: $10,901,335) (note 1)                    $9,018,068
  Cash                                                                 52,098
  Collateral for securities loaned,
                   at market value (note 5)                           392,600
  Receivables:
                   Fund shares sold                                    20,542
                   Dividends                                           10,654
  Other assets                                                          3,699
                              Total assets                          9,497,661
LIABILITIES:
Payables:
         Demand note payable to bank                               717,836
         Fund shares redeemed                                        1,006
         Collateral for securities loaned (note 5)                 392,600
         Accrued expenses                                           53,983
         Accrued management and distribution fees                    8,108
                                     Total liabilities           1,173,533
NET ASSETS: (applicable to 2,271,207
         outstanding shares: 500,000,000 shares
         of $.01 par value authorized)                          $8,324,128
NET ASSET VALUE, OFFERING AND
         REDEMPTION PRICE PER SHARE
         ($8,324,128 &divide; 2,271,207)
At June 30, 1998, net assets consisted of:
         Paid-in capital                                        $21,190,403
         Undistributed net realized loss on
                          investments                          (10,979,502)
         Accumulated deficit in net investment
                          income                                    (3,506)

    Net unrealized depreciation on
      investments and foreign currencies                           (1,883,267)
                                                                   $8,324,128
STATEMENT OF OPERATIONS
Year Ended June 30, 1998
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,003)                      $ 141,145
   Interest                                                           20,053
      Total investment income                                        161,198
EXPENSES:
         Distribution (note 3)                                      111,870
         Investment management (note 3)                             109,871
         Interest (note 5)                                           33,835
         Transfer agent                                              31,032
         Shareholder administration (note 3)                         30,158
         Professional (note 3)                                       29,779
         Custodian                                                   26,021
         Registration (note 3)                                       25,814
         Printing                                                    15,487
         Directors                                                    8,634
         Other                                                       11,003
             Total expenses                                         433,504
             Fee reductions (note 4)                                 (7,947)
             Net expenses                                           425,557
                Net investment loss                                (264,359)
REALIZED AND UNREALIZED GAIN
         (LOSS) ON INVESTMENTS, FOREIGN
         CURRENCIES AND FUTURES:
         Net realized gain from foreign currency
                          and futures transactions                   127,639
         Net realized loss from security
                          transactions                           (11,052,895)
         Unrealized appreciation of
        investments and foreign
        currencies during the period                                4,613,405
        Net realized and unrealized
               loss on investments, foreign
               currencies and futures                             (6,311,851)
        Net decrease in net assets resulting
               from operations                                   $(6,576,210)


See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,
                                                                                                        1998                 1997
OPERATIONS:
          Net investment loss                                                                    $ (264,359)          $ (494,487)
          Net realized gain (loss) from foreign currency and futures transactions                    127,639            (211,090)
          Net realized gain (loss) from security transactions                                   (11,052,895)            3,146,892
          Unrealized appreciation (depreciation) of investments and foreign currencies             4,613,405         (12,311,707)
          during the period
                   Net decrease in net assets resulting from operations                          (6,576,210)          (9,870,392)
DISTRIBUTIONS TO SHAREHOLDERS:
          Distributions from net realized gains ($0.41 and $2.27 per share, respectively)
                                                                                                   (835,640)          (4,153,125)
CAPITAL SHARE TRANSACTIONS:
          Change in net assets resulting from capital share transactions (a)                         519,320            1,751,181
                   Total decrease in net assets                                                  (6,892,530)         (12,272,336)
NET ASSETS:
          Beginning of period                                                                     15,216,658           27,488,994
          End of period (including accumulated deficit in net investment income of $3,506         $8,324,128          $15,216,658
          and $3,266, respectively)


(a) Transactions in capital shares were as follows:


                                         1998                    1997
                                  SHARES      VALUE      SHARES        VALUE
Shares sold                       808,491   $3,962,860   707,565     $8,366,721
Shares issued in
reinvestment of distributions     193,827     783,480    375,803     3,855,738
Shares redeemed                  (861,998) (4,227,020)  (912,837)  (10,471,278)
      Net increase (decrease)     140,320   $ 519,320    170,531    $1,751,181

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on the NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies and gold, platinum and silver coins are valued in U.S. dollars. Securities and bullion for which quotations are not readily available and other assets are valued as determined in good faith by or under the direction of the Board of Directors. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1998, the Fund had an unused capital loss carryforward of approximately $3,474,000 which expires in 2005. Based upon Federal income tax cost of $10,901,335, gross unrealized appreciation and gross unrealized depreciation were $470,121 and $2,353,388, respectively at June 30, 1998. Distributions paid to shareholders differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards, wash sales, and capital gains distributions paid in the subsequent year.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retained Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement which terminated on August 30, 1997, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $4,804 for providing certain administrative and accounting services at cost for the year ended June 30, 1998. During the year ended June 30, 1998, the Fund paid $39,081 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, in commissions for brokerage services.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares.

Investor Service Center also received $30,158 for shareholder administration services which it provided to the Fund at cost for the year ended June 30, 1998.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $7,947, under such arrangements. Purchases and proceeds of sales of securities other than short term notes and bullion aggregated $15,152,195 and $16,124,917, respectively, for the year ended June 30, 1998. On June 30, 1998, the Fund held an investment which is not publicly traded and are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Date of acquisition and cost of such investment is as follows:

Shares                    Date of Acquisition        Cost              Value

333,333 Oxus Resources        8/15/96               $300,000         $195,000
Corp. Units
At June 30, 1998, the total value of such investment represented 2.34% of net assets.

(5) The Fund has a committed bank line of credit. At June 30, 1998, the balance outstanding was $717,836 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended June 30, 1998, the weighted average interest rate was 6.23% based on the balances outstanding during the year and the weighted average amount outstanding was $618,636. As of June 30, 1998, the Fund loaned common stocks having a value of $317,787 and received cash collateral of $392,600 for the loan.


FINANCIAL HIGHLIGHTS
Years Ended June 30,


                                                                1998           1997           1996          1995         1994
PER SHARE DATA
Net asset value at beginning of period                         $7.14         $14.02         $13.13        $15.71       $16.98
Income from investment operations:
     Net investment income (loss)                              (.12)          (.25)          (.22)             _        (.11)
     Net realized and unrealized gain (loss) on               (2.94)         (4.36)           2.72        (1.13)       (1.05)
     investments
                   Total from investment operations           (3.06)         (4.61)           2.50        (1.13)       (1.16)
Less distributions:
     Distributions from net realized gains on                  (.41)         (2.27)         (1.61)        (1.45)        (.11)
     investments
                   Total distributions                         (.41)         (2.27)         (1.61)        (1.45)        (.11)
Net asset value at end of period                               $3.67          $7.14         $14.02        $13.13       $15.71
TOTAL RETURN                                                 43.45)%       (37.81)%         21.01%       (8.01)%      (6.92)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                   $8,234        $15,217        $27,489       $29,007      $36,603
Ratio of expenses to average net assets (a) (b)                3.57%          2.77%          2.93%         2.82%        2.54%
Ratio of net investment income (loss) to average net
assets (c)                                                   (2.09)%        (1.89)%        (1.49)%          .12%       (.65)%
Portfolio turnover rate                                         136%            37%            61%          158%         129%
Average commission per share                                  $.0118         $.0180         $.0202


(a) Ratiosincluding interest expense were 3.88%, 2.94%, 3.05%, 2.93%, and 2.57%, for the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively.

(b)  Ratio aftercustodian credits was 3.51% for the year ended June 30, 1998.

(c) Ratios including interest expense were (2.40%), (2.06)%, (1.61)%, .01%, and (.68)%, for the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of

Bull & Bear Gold Investors Ltd.:

We have audited the accompanying statements of assets and liabilities of Bull & Bear Gold Investors Ltd. including the schedule of portfolio investments as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Gold Investors Ltd. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

July 17, 1998

Total Return Performance Graphs

Bull & Bear Gold Investors ("Fund")

Standard & Poor's 500 Stock Index ("S&P 500")

Morningstar Specialty Fund-Precious Metals

Average ("PMFA")

The performance graph shows returns of an initial investment of $10,000 in Bull & Bear Gold Investors, in Standard & Poor's 500 Stock Index, and in Morningstar Specialty Fund-Precious Metals Average from July 1, 1988 to June 30, 1998. Results in each case reflect reinvestment of dividends and distribu tions. The Index is unmanaged and fully invested in common stocks. The Fund invests primarily in gold, platinum and silver bullion, a global portfolio of securities of companies involved in mining, process ing or dealing in gold or other precious metals, and may invest in fixed income securities for temporary defensive purposes.



Returns of $10,000 invested July 1, 1988 through June 30, 1998


                         Annualized         Total            Ending
                             Return         Return           Value
Fund                         -7.83%        -55.76%          $ 4,424
S&P 500                      18.55         448.32            54,832
PMFA                        -4.03          -33.76             6,624



GOLD
INVESTORS

For Fund prospectuses and other

investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by

Investor Access, call toll-free

1-888-503-VOICE
1-888-503-8642

Or, access the Fund on the web at

www.mutualfunds.net

GOLD INVESTORS
Investing in Mining Shares and Gold, Platinum and
Silver Bullion for Long Term Capital Appreciation

Independent Accountants

Tait, Weller & Baker
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

GL-111-6/8